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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 20, 2004

CREATIVE VISTAS, INC.

(Exact name of Registrant as specified in its Charter)

Arizona	0-30585	86-0464104
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Forbes Street

Units 8-10

Whitby, Ontario, Canada L1N 9T3

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (905) 666-8676

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 Other Events

On December 16, 2004, the Company issued a press release announcing the record date for its previously announced 3-for-1 stock split had been changed to December 17, 2004 from December 13, 2004.  A copy of the press release is attached as an exhibit to this Current Report.

In addition, the Company’s symbol has been changed from CVSA to CVAS, effective December 17, 2004, in connection with the stock split.

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1

Press Release of Creative Vistas, Inc. dated December 16, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CREATIVE VISTAS, INC.

Date:  December 20, 2004

By:

/s/ Sayan Navaratnam

Sayan Navaratnam

CEO

Exhibit 99.1

Creative Vistas Announces the Change of Record Date for 3-for-1 Forward Stock Split

WHITBY ON -- Creative Vistas, Inc., (OTCBB: CVSA), a leading provider of integrated electronic security and surveillance systems, announced today that the record date for its previously announced 3-for-1 stock split had been changed to December 17, 2004 from December 13, 2004.

Creative Vistas’s stockholders who wish to obtain new stock certificates for the split shares may return their old certificates to Stalt, Inc., the Company’s transfer agent.

About Creative Vistas, Inc.:

Creative Vistas, Inc., through its wholly-owned subsidiary AC Technical Systems Ltd, is a leading provider of integrated electronic security and surveillance systems. It provides its systems to various high profile clients including: Government, School Boards, Retail outlets, Banks, and Hospitals. The Company has positioned itself as a leading provider of highly advanced integrated security systems. AC Technical Systems, has offices in Ontario, Canada.

Forward-Looking Statements: Statements about the Company's future expectations, including future revenues and earnings, and all other statements in this press release other than historical facts are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and as the term is defined in the Private Securities Litigation Reform Act of 1995. The Company's actual results could differ materially from expected results for reasons described from time to time in the Company's public filings. The Company undertakes no obligation to update forward-looking statements to reflect subsequently occurring events or circumstances.

Contact:

     For more information contact:

     Creative Vistas, Inc.

     (905) 666-8676

Ed Lewis,

CEOcast, Inc. for Creative Vistas, Inc.

(212) 732-4300